                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

                             ASIAN EQUITY PORTFOLIO

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW
COMPOSITION OF NET ASSETS (AT JUNE 30, 1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

China               0.7%
Hong Kong          30.6%
Indonesia           2.6%
South Korea        20.3%
Malaysia            4.0%
Philippines         2.4%
Singapore          11.3%
Taiwan             17.6%
Thailand            3.7%
Other               6.8%

TOP FIVE HOLDINGS
                                                         PERCENT OF
SECURITY                                     COUNTRY     NET ASSETS
----------------------------------------  -------------  ----------
Hutchison Whampoa Ltd.                      Hong Kong        6.0   %
Sun Hung Kai Properties Ltd.                Hong Kong        4.3
Cheung Kong Holdings Ltd.                   Hong Kong        3.9
Taiwan Semiconductor Manufacturing Co.       Taiwan          3.7
Hong Kong Telecommunications Ltd.           Hong Kong        3.7

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
------------------------------------

                          TOTAL RETURNS(2)
              ----------------------------------------
                             ONE       AVERAGE ANNUAL
                 YTD         YEAR     SINCE INCEPTION
              ----------  ----------  ----------------
PORTFOLIO...      47.04%      79.59%        -10.29%
INDEX.......      44.30       82.69         -13.27

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE SECTORS
                                          VALUE   PERCENT OF
SECTOR                                    (000)   NET ASSETS
----------------------------------------  ------  ----------
Finance                                   $6,193     27.5   %
Services                                   4,222     18.8
Multi-Industry                             1,785      7.9
Capital Goods                              1,612      7.2
Technology                                 1,587      7.1

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan).

For the six months ended June 30, 1999, the Portfolio had a total return of 47.04% compared to 44.30% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the one year ended June 30, 1999, the Portfolio had a total return of 79.59% compared to 82.69% for the Index. For the period since inception on March 3, 1997 through June 30, 1999, the Portfolio had an average annual total return of -10.29% compared to -13.27% for the Index.

Asian equity markets performed very well during the second quarter of 1999 as the Index rose 37.41%. A broader-based Index including Malaysia, the MSCI All-Country Far East Free ex-Japan plus Malaysia rose 40.64% in the second quarter, and 48.40% year-to-date.

All major Asian markets performed well so far in 1999, with South Korea, Indonesia, China and Thailand as the primary leaders. Asian markets rose due to the restoration of confidence among domestic and foreign investors, on the back of stabilizing exchange rates and signs that economies had bottomed after the shock of the Asian crisis.

Currency stability established in the second half of 1998, allowed local governments to ease monetary policy and bring interest rates down quickly. Lower interest rates eased the banking crisis in many countries, reduced government financing costs, lowered the cost of capital for businesses and encouraged local investors to shift from fixed income to equity investments. The power of high Asian savings rates was illustrated by the ability of local retail and institutional investors to subscribe to a heavy calendar of new corporate equity issues. This new equity helped many Asian companies repair their balance sheets, remove corporate distress risk, and enhance equity valuations. Asian countries needed new equity and not additional debt from foreign investors; the absence of heavy bond financing requirements mitigated the negative impacts of rising international bond yields and the small U.S. Federal Reserve interest rate increase. Although the economic recovery underway in many countries should not be characterized as export-led, an increase in export orders, particularly for electronic components, was positive particularly for the economies of Singapore, Taiwan

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

and Malaysia. After several years of economic and corporate earnings disappointments, we are in an environment of expectation upgrades where forecasts of economic activity are continually being revised upwards across the region.

The South Korean economy experienced the fastest recovery from the Asian economic downturn of 1998. Korean industrial production is above pre-crisis levels and consensus expectations for 1999 GDP growth moved from 3% to 4% growth at the end of the first quarter to 5% to 7% estimates now. The Korean economy benefited from a combination of positive factors including strong government policy implementation, better demand and pricing for its exports and a strong recovery in domestic confidence. The Korean government implemented a harsh International Monetary Fund (IMF) designed program in the first half of 1998 to correct the country's macroeconomic imbalances. The government encouraged consumers and businesses to cut back consumption and investment in early 1998. The Koreans responded vigorously with sharp cutbacks in personal consumption, investment and business inventory liquidation. This austerity created a rapid turnaround from trade deficit to trade surplus and the Koreans used these surpluses, IMF aid and better international capital market access to address the country's short-term funding problems. The Korean government aggressively tackled its banking system problems when it began implementing a KRW 64 trillion bank recapitalization program. Positive trade performance, successful refinancings and banking sector progress allowed the government to ease fiscal and monetary policies aggressively in the second half of 1998. Interest rates fell rapidly from a crisis high of over 30% to the 6%-7% range today. Interest rates at these levels are at a 20-year low and the Koreans have responded by shifting fixed income investments into equities, either directly or via a rapidly growing mutual fund sector. The government stopped urging austerity and Korean consumers responded by satisfying pent-up demand. Sales of consumer durables, in particular, have risen sharply in 1999.

Listed Korean companies were the most heavily indebted in the region before the crisis. This leverage exaggerated equity market declines when interest rates were high, demand was falling and bankruptcies loomed. It also exaggerated the market's recovery when interest rates fell, demand expectations and product pricing improved and new equity issues reduced bankruptcy risks. Given the powerful moves seen in the equity markets over the past 9 months, Korean equities are now priced near their historic highs on measures such as price to book value. More corporate restructuring, particularly of the largest conglomerates known as CHAEBOL, will be needed to transform this rally from a strong cyclical recovery to a long-term bull market. Korean corporations have historically traded at low multiples due to their high leverage, low returns on equity, opaque corporate structures and poor disclosure. The market has rewarded companies that have restructured and adopted a greater emphasis on shareholder returns. The government has actively encouraged CHAEBOL restructuring and has introduced a number of regulations to reduce leverage and improve transparency among these companies. If restructuring broadens, the market can continue to rally and move to higher valuation multiples. If restructuring falters as the economic recovery removes pressure on the corporate sector, the market will stall or correct.

Most countries in the region reported increases in exports of electronics components during the first half of 1999. This growth has contributed to economic forecast upgrades in Taiwan, Singapore and Malaysia. The value of Asian electronics shipments has risen despite price pressures in the global personal computer industry because price declines have forced PC manufacturers to cut costs, which often means sourcing more product from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. In the past Japanese manufacturers often built factories in other Asian countries in an effort to cut costs. An increasing number of Japanese companies are now turning to outsourcing instead as part of their own restructuring efforts. Outsourcing allows us to invest directly in the resulting growth, as we can identify companies winning Japanese orders. Japanese outsourcing has already had a positive impact on a number of listed Asian companies. For example, as part of their own restructuring efforts several Japanese semiconductor companies have transferred orders and technology to several Taiwanese DRAM manufacturers. This outsourcing has dramatically improved the financial performance and viability of these Taiwanese companies. The Portfolio has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well in the second quarter as order books gained momentum.

The Hong Kong market enjoyed strong absolute returns year-to-date, yet it continued to lag the regional benchmark. Hong Kong's adherence to its currency board regime has lengthened its adjustment to the deflationary effects of the Asian crisis. Hong Kong companies have not had their costs cut via devaluation, and instead have had to cut costs by reducing employment and negotiating lower rents, wages and other costs. Consequently, Hong Kong is experiencing deflation, with consumer price indexes down over 3% year-on-year. The currency board ties Hong Kong's interest rates to U.S. rates, leaving rates at very high levels in real terms. All of these factors have put Hong Kong's recovery behind the schedule of the rest of Asia by at least two or three quarters. The economy now appears to be bottoming, with signs of stability emerging in consumption, employment and perhaps price levels. A number of Hong Kong companies responded by aggressively cutting costs during the recession and is well positioned during the recovery.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

Banks in Hong Kong have also significantly strengthened their balance sheets during the recession, and are as liquid as they have been in years. They have so far, only been growing their mortgage loan portfolios but are well positioned to respond to increases in loan demand when conditions improve. The growth in mortgage portfolios is consistent with healthy demand for primary residential property developments. Strong demand for competitively priced residential property allowed the large Hong Kong developers to work off significant inventory of unsold developments. Strong land sales in Hong Kong and liquidation of older property developments suggest that Hong Kong property prices will move somewhat higher. A number of studies of Hong Kong's competitiveness were conducted recently, and the government responded with a number of initiatives of varying degrees of effectiveness. For example, the government began a review of the civil service and will contract out more services in the future to improve efficiency. Telecommunications deregulation was very effective at reducing service costs and increasing innovation. This is likely to be followed by other utility deregulation. The government would like to encourage the development of Hong Kong's software and technology industries, create a regional medical hub, and enhance tourism by attracting a Disney theme park. Hong Kong should also benefit from improved export flows and greater growth in China based on current Chinese initiatives. During the quarter, we increased our exposure to Hong Kong.

Chinese equities rallied sharply in the second quarter as China cut interest rates sharply to sustain economic growth and combat deflation. A large rate cut in June left Chinese interest rates significantly below U.S. rates; for instance, a Chinese saver could earn just 2.25% on a one-year deposit in a Chinese bank. China could cut rates this low despite the renminbi's peg to the U.S. dollar, due to a tightening of capital controls. The Chinese cut rates to encourage consumption rather than savings and to relieve the debt burden on Chinese state-owned enterprises. The Chinese also introduced a number of measures to encourage investment in domestic equity markets. The authorities hope that an equity market rally will create a wealth effect and encourage domestic consumption. Prime Minister Zhu Rongji adopted these policies after a trip to the United States. Stronger domestic equity markets would also facilitate the recapitalization of state owned enterprises and reduce the cost of bailing out the state-owned banking sector. The rally occurred despite a deterioration of Chinese export growth, the failure of China to secure American support for its entry to the WTO and a worsening of Sino-American relations. During the quarter, we moved to a modest overweight position through Chinese equities listed in Hong Kong.

The MSCI Singapore Index recorded strong absolute returns during the quarter but lagged regional indexes. Returns lagged for foreign investors due to the erosion of premiums on a number of blue chip stocks, including the banks and Singapore Airlines. These premiums eroded as the Monetary Authority of Singapore announced a plan to merge the foreign and local tranches of the bank shares. This share class merger is a long term positive for the sector as it will facilitate bank mergers in Singapore. In-market mergers will reduce excess bank capacity and allow major cost cutting. The Singapore economy is enjoying a strong recovery on the back of improved electronics exports, easy monetary and fiscal policy, a more competitive exchange rate and improved consumer confidence. The local property market has enjoyed a strong price increase, allowing developers to improve their financial condition by liquidating unsold units. Improving conditions in Indonesia and other ASEAN markets have also contributed to improved sentiment. We recently reduced our exposure in Singapore marginally for a number of our positions, as valuation targets were exceeded.

The major political event in Asia during the second quarter was the Indonesian parliamentary elections. The elections were conducted in a far more peaceful environment than expected. Preliminary results suggest a new coalition will be formed to replace the current government. Following the social unrest seen in Indonesia in early 1998, the relative lack of problems during the campaign exceeded expectations. Social calm, falling inflation, a strengthening rupiah, falling interest rates, higher commodity export prices and nascent signs of economic recovery combined to make the Indonesian market the best performing Asian market during the first half. Successful coalition building, further progress on corporate debt restructuring and bank recapitalization will be needed to sustain the rally.

The Thai market rallied sharply during the second quarter as interest rates fell below pre-crisis lows. Signs of an economic recovery continued to build and an innovative deal illustrated how banks could be recapitalized through a combination of government and private capital. Siam Commercial Bank raised Baht 65 billion (about $1.7 billion) of fresh capital through a scheme in which the government matched private capital. This sparked a rally in Thai financial institutions that had not yet raised new equity. Asset quality among Thai banks remains dire but meaningful progress is being made in the restructuring of corporate debt and trends are favorable. However, at this stage a fairly rapid recovery in economic growth and corporate earnings is needed to justify current equity valuations. The Portfolio is underweight Thai equities.

Asian risk factors we will be monitoring include the large supply of upcoming equity offerings and the danger that economic recovery will lessen the will to implement needed economic and corporate level reforms. External risk factors include the performance of the Japanese economy, import and economic growth in Europe and America, U.S. monetary policy and global

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              INVESTMENT OVERVIEW   (CONT.)

interest rate trends, extreme weakness in the Euro and the performance of Western equity markets. Upside surprises could include better than expected economic recovery and bank recapitalization in Japan, and stronger than expected import demand from the U.S. and Europe.

Along with improving fundamentals, sentiment and liquidity have been driving equity returns in Asia over the past quarter. A rising tide has lifted most stocks. Given the magnitude of the recent moves, some companies and perhaps some markets have moved ahead of where they should be valued, unless further positive growth surprises occur. We continue to believe that the best way to drive future performance will be through stock selection, and expect that the importance of stock selection will reassert itself in a less buoyant market environment. We continue to focus our efforts on identifying companies that are restructuring and refocusing their businesses around the principle of improving returns on equity. Restructuring broadly includes divestitures, sales of strategic stakes to multinationals, business unit shutdowns, mergers, staff reductions or capital management initiatives. We have seen a variety of restructuring efforts by Asian companies over the past year and these companies continue to perform well in relative and absolute terms. As mentioned above, restructuring in Japan could also provide enhanced investment opportunities in non-Japan Asia through outsourcing. We will continue to search for these opportunities, and build significant positions in companies geared to the recovery in domestic consumption currently underway in most Asian economies.

July 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

COMMON STOCKS (89.6%)
  CHINA (0.7%)
   213,900   Hengan International Group Co., Ltd..............  $   108
   143,000   Yanzhou Coal Mining Co. Ltd......................       51
                                                                -------
                                                                    159
                                                                -------
  HONG KONG (30.3%)
    17,000   Asia Satellite Telecommunications
               Holdings Ltd...................................       40
   114,000   Axa China Region Ltd.............................       91
   144,500   Cathway Pacific Airways..........................      222
    99,000   Cheung Kong Holdings Ltd.........................      880
    63,000   China Telecom (Hong Kong)........................      175
    53,000   Citic Pacific Ltd................................      169
    33,500   CLP Holdings Ltd.................................      163
   107,800   Cosco Pacific Ltd................................       90
    52,000   Dao Heng Bank Group Ltd..........................      233
   320,400   Hong Kong Telecommunications Ltd.................      832
     6,400   HSBC Holdings plc................................       --
   150,400   Hutchison Whampoa Ltd............................    1,362
    17,000   Johnson Electric Holdings Ltd....................       70
    48,000   Kerry Properties Ltd.............................       63
   100,300   Li & Fung Ltd....................................      240
    71,000   New World Development Co., Ltd...................      213
    36,040   New World Infrastructure.........................       68
(a)209,000   Shandong International Power.....................       47
    80,600   SmarTone Telecommunications Holdings Ltd.........      287
   106,000   Sun Hung Kai Properties Ltd......................      967
    54,500   Swire Pacific Ltd., Class A......................      270
    71,100   Television Broadcasts Ltd........................      333
                                                                -------
                                                                  6,815
                                                                -------
  INDONESIA (2.6%)
  (a)8,000   Asia Pulp & Paper Co., Ltd. ADR..................       77
    66,500   Gudang Garam.....................................      181
    55,000   PT Semen Fresik..................................      120
    14,580   Telekomunikasi Indonesia ADR.....................      181
     4,500   Unilever Indonesia...............................       26
                                                                -------
                                                                    585
                                                                -------
  MALAYSIA (4.0%)
    46,000   Carlsberg Brewery Malaysia Bhd...................      131
    36,000   Commerce Asset Holding Bhd.......................       89
    73,800   Malayan Banking Bhd..............................      221
    14,000   Nestle (Malaysia) Bhd............................       55
    82,000   Public Bank Bhd..................................       62
    19,000   Rothmans of Pall Mall (Malaysia) Bhd.............      144
     2,000   Sime Darby Bhd...................................        3
    51,000   Telekom Malaysia Bhd.............................      191
                                                                -------
                                                                    896
                                                                -------
  PHILIPPINES (2.2%)
 (a)57,250   La Tondena Distillers, Inc.......................       68
    15,420   Manila Electric Co., Class B.....................       56
     2,160   Philippine Long Distance Telephone Co............       66
 (a)18,910   Philippine National Bank.........................       51

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------
    88,770   San Miguel Corp., Class B........................  $   194
   256,460   SM Prime Holdings................................       58
                                                                -------
                                                                    493
                                                                -------
  SINGAPORE (8.7%)
    30,000   City Developments Ltd............................      192
    47,000   Gul Technologies.................................       45
    51,600   Natsteel Electronics Ltd.........................      226
    31,000   Oversea-Chinese Banking Corp. (Foreign)..........      259
    21,000   Overseas Union Bank Ltd..........................      101
    29,000   Parkway Holdings Ltd.............................       71
    11,000   Rothmans Industries Ltd..........................       92
    31,000   Sembcorp Logistics Ltd...........................      122
    18,900   Singapore Press Holdings Ltd.....................      322
    72,000   Singapore Technologies Engineering Ltd...........       82
    25,000   United Overseas Bank Ltd. (Foreign)..............      175
    35,700   Venture Manufacturing Ltd........................      275
                                                                -------
                                                                  1,962
                                                                -------
  SOUTH KOREA (20.3%)
     4,660   Daewoo Securities Co.............................       91
     8,550   Good Morning Securities Co. Ltd..................       53
     7,660   Hana Bank........................................      113
     2,900   Hankuk Glass Industry Co., Ltd...................       78
     7,020   Housing & Commercial Bank........................      221
    (a)400   Housing & Commercial Bank GDR....................       12
     5,430   Kookmin Bank.....................................      110
     1,600   Kookmin Bank GDR.................................       33
     7,840   Koram Bank.......................................       98
     1,230   Korea Chemical Co., Ltd..........................      111
     2,070   Korea Electric Power Corp........................       86
    31,970   Korea Electric Power Corp. ADR...................      655
    17,850   Korea Exchange Bank..............................      100
 (a)13,550   Korea Telecom Corp. ADR..........................      542
     1,970   Korea Telecom Corp. ADR..........................      131
     2,370   L.G. Chemical Ltd................................       64
     4,750   LG Electronics...................................      131
     2,046   Pohang Iron & Steel Co., Ltd.....................      252
     6,800   Pohang Iron & Steel Co., Ltd. ADR................      229
     4,730   Samsung Electro-Mechanics Co.....................      163
     6,518   Samsung Electronics Co...........................      715
      (e)6   Samsung Electronics Co. GDR......................       --
     3,680   Samsung Fire & Marine Insurance..................      259
     4,580   SK Corp..........................................      132
     (d)73   SK Telecom Co., Ltd..............................      100
     5,100   SK Telecom Co., Ltd. ADR.........................       87
                                                                -------
                                                                  4,566
                                                                -------
  TAIWAN (17.6%)
 (a)28,000   Advanced Semiconductor Engineering, Inc..........       94
 (a)46,000   Asia Cement Corp.................................       41
    36,742   Asustek Computer, Inc............................      414
   122,000   Bank Sinopac.....................................       85
    30,000   Cathay Life Insurance Co., Ltd...................      108
   157,200   China Steel Corp.................................      119
     2,625   China Steel Corp. GDR............................       41
 (a)88,000   Chinatrust Commercial Bank.......................      106

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                  VALUE
  SHARES                                                          (000)
-----------------------------------------------------------------------

TAIWAN (CONT.)

    44,160   Compal Electronics...............................  $   174
 (a)8l,000   Compeq Manufacturing Co., Ltd....................       47
 (a)38,000   CTCI Corp........................................       45
(a)110,000   E. Sun Commercial Bank...........................       61
    35,000   Evergreen Marine Corp............................       44
(a)110,000   Far Eastern International Bank...................       40
(a)145,842   Far Eastern Textile Ltd..........................      217
    22,000   First Commercial Bank............................       42
    53,000   Formosa Chemical & Fibre Corp....................       65
 (a)44,800   Hon Hai Precision Industry.......................      405
    22,000   Hua Nan Commercial Bank..........................       43
    96,000   International Commercial Bank of China...........      124
 (a)31,500   Kuoyang Construction.............................       --
    93,000   Nan Ya Plastic Corp..............................      154
 (a)26,000   President Chain Store Corp.......................       88
     9,400   Quanta Computer, Inc.............................      112
 (a)44,269   Siliconware Precision Industries Co..............       84
(a)156,000   Taishin International Bank.......................      116
(a)218,566   Taiwan Semiconductor Manufacturing Co............      836
 (a)78,000   United Microelectronics Corp. Ltd................      168
    41,000   United World Chinese Commercial Bank.............       63
    61,000   Yang Ming Marine Transport.......................       40
                                                                -------
                                                                  3,976
                                                                -------
  THAILAND (3.2%)
    12,600   Advanced Info Service PCL (Foreign)..............      171
    18,900   BEC World........................................      118
     9,660   Delta Electronics (Thailand) PCL (Foreign).......       81
    94,500   Golden Land Property Development PCL (Foreign)...       56
     6,400   Shinawatra Computer Co. PCL (Foreign)............       30
    24,233   Siam Cement PCL (Foreign)........................      100
     2,800   Siam Cement Public Co., Ltd. (Foreign)...........       85
    25,300   Thai Farmers Bank PCL (Foreign)..................       78
                                                                -------
                                                                    719
                                                                -------
TOTAL COMMON STOCKS (COST $14,669)............................   20,171
                                                                -------
PREFERRED STOCK (0.1%)
  THAILAND (0.1%)
 (a)16,400   Siam Commercial Bank PCL (COST $19)..............       23
                                                                -------

  NO. OF
  RIGHTS
----------

RIGHTS (0.0%)
  KOREA (0.0%)
   (a,d)73   SK Telecom Co., Ltd, expiring 7/27/99 (COST $0)..        9
                                                                -------

  NO. OF
 WARRANTS
----------

WARRANTS (2.8%)
  HONG KONG (0.3%)
(a)128,000   Credit Lyonn, expiring 10/13/99..................       64
                                                                -------
  PHILIPPINES (0.2%)
 (a)72,700   Queenbee Resources Corp..........................       37
                                                                -------

  NO. OF                                                          VALUE
 WARRANTS                                                         (000)
-----------------------------------------------------------------------
  SINGAPORE (1.9%)
(a)417,000   Deutsche Bank....................................  $   372
 (a)77,000   Deutsche Bank, expiring 3/28/02..................       58
                                                                -------
                                                                    430
                                                                -------
  THAILAND (0.4%)
(a)138,800   Siam Commercial Bank PCL, expiring 5/10/02.......       90
                                                                -------
TOTAL WARRANTS (COST $390)....................................      621
                                                                -------

   FACE
  AMOUNT
  (000)
----------

FIXED INCOME SECURITIES (0.7%)
  SINGAPORE (0.7%)
$      100   Finlayson Global Corp. Ltd. Zero Coupon, 02/19/04
               (COST $105)....................................      151
                                                                -------
TOTAL FOREIGN SECURITIES (93.2%) (COST $15,183)...............   20,975
                                                                -------
SHORT-TERM INVESTMENTS (6.0%)
  REPURCHASE AGREEMENT (6.0%)
     1,363   Chase Securities, Inc. 4.55%, dated 6/30/99, due
               7/1/99, to be repurchased at $1,363,
               collateralized by U.S. Treasury Notes, 11.125%,
               due 8/15/03, valued at $1,401 (COST $1,363)....    1,363
                                                                -------
FOREIGN CURRENCY (0.4%)
 HKD   151   Hong Kong Dollar.................................       19
 MYR     7   Malaysian Ringgit................................        2
SGD    116   Singapore Dollar.................................       68
 KRW   661   South Korean Won.................................        1
 TWD   210   Taiwan Dollar....................................        7
THB     47   Thai Baht........................................        1
                                                                -------
TOTAL FOREIGN CURRENCY (COST $98).............................       98
                                                                -------
TOTAL INVESTMENTS (99.6%) (COST $16,644)......................   22,436
                                                                -------
OTHER ASSETS (2.1%)
  Cash...........................................  $    1
  Receivable for Portfolio Shares Sold...........     310
  Receivable for Investments Sold................      97
  Dividends Receivable...........................      40
  Due from Adviser...............................      19
  Foreign Withholding Tax Reclaim Receivable.....       1       468
                                                   ------
LIABILITIES (-1.7%)
  Payable for Investments Purchased..............    (208)
  Custodian Fees Payable.........................     (63)
  Payable for Foreign Taxes......................     (61)
  Professional Fees Payable......................     (24)
  Administrative Fees Payable....................      (7)
  Payable for Portfolio Shares Redeemed..........      (1)
  Other Liabilities..............................     (10)     (374)
                                                   ------   --------
NET ASSETS (100%)........................................   $22,530
                                                            --------
                                                            --------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF NET ASSETS   (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)

                                                                 AMOUNT
                                                                  (000)
-----------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
Share Applicable to 2,929,994 outstanding $0.001 par value
shares (authorized 500,000,000 shares)........................  $ 7.69
                                                                -------
                                                                -------
NET ASSETS CONSIST OF:
Paid in Capital...............................................  $22,173
Undistributed Net Investment Income...........................      68
Accumulated Net Realized Loss.................................  (5,453 )
Unrealized Appreciation on Investments and Foreign Currency
Translations (Net of foreign taxes of $61)....................   5,742
                                                                -------
NET ASSETS....................................................  $22,530
                                                                -------
                                                                -------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at June 30, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

 CURRENCY                           IN EXCHANGE             NET UNREALIZED
TO DELIVER    VALUE    SETTLEMENT       FOR        VALUE      GAIN (LOSS)
  (000)       (000)       DATE         (000)       (000)         (000)
----------  ---------  -----------  -----------  ---------  ---------------
  SGD  113  $      66      7/1/99   U.S.$    66  $      66     $      --
  HKD  485         62      7/2/99   U.S.$    62         62            --
  THB  111          3      7/2/99   U.S.$     3          3            --
U.S.$  141        141      7/6/99     HKD 1,094        141            --
            ---------                            ---------           ---
            $     272                            $     272     $      --
            ---------                            ---------           ---
            ---------                            ---------           ---

----------------------------------------------------------------

(a)   --  Non-income producing security
(d) -- Securities (totaling $109 or 0.5% of net assets at June 30, 1999) were valued at fair value - see note A-1 to financial statements.
(e)   --  144A Security - certain conditions for public sale may exist.
ADR   --  American Depositary Receipt
GDR   --  Global Depositary Receipt
PCL   --  Public Company Limited

----------------------------------------------------------------
At June 30, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
  COST     APPRECIATION   (DEPRECIATION)    APPRECIATION
  (000)        (000)           (000)            (000)
---------  -------------  ---------------  ---------------
$  16,546    $   5,991       $    (199)       $   5,792

----------------------------------------------------------------

For the six months ended June 30, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $12,758,000 and $10,497,000, respectively. There were no purchases and sales of U.S. Government securities for the six months ended June 30, 1999.

----------------------------------------------------------------

At December 31, 1998, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 of approximately $6,486,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and nor distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1998 to December 31, 1998, the Portfolio incurred and elected to defer until January 1, 1999, for U.S. Federal income tax purposes, net capital losses of approximately $353,000.

----------------------------------------------------------------

             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                              MARKET
                                               VALUE     % OF NET
SECTOR DIVERSIFICATION                         (000)      ASSETS
-------------------------------------------  ---------  -----------
Capital Equipment                            $   1,576         7.0%
Capital Goods                                    1,612         7.2
Consumer Products                                1,558         6.9
Consumer Staples                                   164         0.7
Energy                                             929         4.1
Finance                                          6,193        27.5
Materials                                        1,349         6.0
Multi-Industry                                   1,785         7.9
Services                                         4,222        18.8
Technology                                       1,587         7.1
                                             ---------  -----------
Total Foreign Securities                     $  20,975        93.2%
                                             ---------  -----------
                                             ---------  -----------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS

                                                                                  SIX MONTHS ENDED
                                                                                     JUNE 30, 1999
                                                                                       (UNAUDITED)
                                                                                             (000)
--------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                                               $   160
  Interest                                                                                      8
  Less: Foreign Taxes Withheld                                                                (11)
                                                                                           ------
    Total Income                                                                              157
                                                                                           ------
EXPENSES:
  Investment Advisory Fees                                                                     59
  Less: Fees Waived                                                                           (59)
                                                                                           ------
  Net Investment Advisory Fees                                                                 --
  Custodian Fees                                                                               67
  Administrative Fees                                                                          24
  Shareholder Reports                                                                          20
  Professional Fees                                                                            19
  Other                                                                                         1
  Expenses Reimbursed by Adviser                                                              (41)
                                                                                           ------
    Net Expenses                                                                               90
                                                                                           ------
Net Investment Income                                                                          67
                                                                                           ------
NET REALIZED GAIN ON:
  Investments Sold                                                                          1,585
  Foreign Currency Transactions                                                                24
                                                                                           ------
    Net Realized Gain                                                                       1,609
                                                                                           ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments (Net of foreign taxes of $61 on unrealized appreciation)                        4,839
Foreign Currency Translations                                                                 (50)
                                                                                           ------
    Change in Unrealized Appreciation/Depreciation                                          4,789
                                                                                           ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                        6,398
                                                                                           ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 6,465
                                                                                           ------
                                                                                           ------

--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS ENDED
                                                            JUNE 30, 1999           YEAR ENDED
                                                              (UNAUDITED)    DECEMBER 31, 1998
                                                                    (000)                (000)
----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $     67              $   132
  Net Realized Gain (Loss)                                         1,609               (4,709)
  Change in Unrealized Appreciation/Depreciation                   4,789                3,789
                                                                --------             --------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                6,465                 (788)
                                                                --------             --------
DISTRIBUTIONS:
  Net Investment Income                                               --                 (103)
                                                                --------             --------
CAPITAL SHARE TRANSACTIONS (1):
 Subscribed                                                       17,452               13,610
 Distributions Reinvested                                             --                   62
 Redeemed                                                        (13,891)             (12,848)
                                                                --------             --------
 Net Increase in Net Assets Resulting from Capital
   Share Transactions                                              3,561                  824
                                                                --------             --------
 Total Increase (Decrease) in Net Assets                          10,026                  (67)
NET ASSETS:
  Beginning of Period                                             12,504               12,571
                                                                --------             --------
  End of Period (Including undistributed net
    investment income of $68 and $1, respectively)              $ 22,530              $12,504
                                                                --------             --------
                                                                --------             --------
----------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
      Shares Subscribed                                            2,873                2,849
      Shares Issued on Distributions Reinvested                       --                   13
      Shares Redeemed                                             (2,334)              (2,701)
                                                                --------             --------
    Net Increase in Capital Shares Outstanding                       539                  161
                                                                --------             --------
                                                                --------             --------
----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS

                                                         SIX MONTHS ENDED                                         PERIOD FROM
                                                            JUNE 30, 1999                YEAR ENDED            MARCH 3, 1997*
SELECTED PER SHARE DATA AND RATIOS                            (UNAUDITED)         DECEMBER 31, 1998      TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  5.23                  $  5.64                   $ 10.00
                                                            -------                  -------                   -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                        0.02                     0.05                      0.01
  Net Realized and Unrealized Gain (Loss)                      2.44                    (0.42)                    (4.36)
                                                            -------                  -------                   -------
  Total From Investment Operations                             2.46                    (0.37)                    (4.35)
                                                            -------                  -------                   -------
DISTRIBUTIONS
  Net Investment Income                                          --                    (0.04)                    (0.01)
                                                            -------                  -------                   -------
  NET ASSET VALUE, END OF PERIOD                            $  7.69                  $  5.23                   $  5.64
                                                            -------                  -------                   -------
                                                            -------                  -------                   -------
TOTAL RETURN                                                  47.04%                   (6.45)%                  (43.52)%
                                                            -------                  -------                   -------
                                                            -------                  -------                   -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                           $22,530                  $12,504                   $12,571
Ratio of Expenses to Average Net Assets                        1.22%**                  1.21%                     1.35%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense and Foreign Tax Expense                     1.20%**                  1.20%                     1.20%**
Ratio of Net Investment Income to Average Net
  Assets                                                       0.89%**                  1.14%                     0.32%**
Portfolio Turnover Rate                                          72%                     121%                      130%
------------------------------------------------------------------------------------------------------------
Effect of Voluntary Expense Limitation During the
  Period:
  Per Share Benefit to Net Investment Income                $  0.04                  $  0.07                   $  0.07
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                               2.57%**                  2.80%                     3.10%**
  Net Investment Loss to Average Net Assets                   (0.46)%**                (0.45)%                   (1.43)%**

--------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Fund was comprised of twelve separate active portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Asian Equity Portfolio. Please refer to the Investment Overview for the Portfolio's investment objectives.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

    - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

    - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

The investment techniques of the Fund described in the following notes (5-11) are applicable to certain, but not all, of the Portfolios of the Fund.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the records of the Portfolio. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. A Portfolio generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which the Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the custodian records in its regular custody account or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

10. SWAP AGREEMENTS: The Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

11. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a covered put option, a Portfolio, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security below the exercise price.

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. A Portfolio

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                                 JUNE 30, 1999
                                  (UNAUDITED)
--------------------------------------------------------------------------------
may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                FROM
                 FIRST          $500           MORE
                  $500       MILLION TO        THAN
 PORTFOLIO      MILLION      $1 BILLION     $1 BILLION
------------  ------------  -------------  -------------
Asian Equity        0.80%         0.75%          0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: At June 30, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

--------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
 Chairman and Director, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley Dean Witter
 Investment Management Limited;
 Managing Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
 Principal, Morgan Stanley Dean Witter Investment
 Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISERS AND ADMINISTRATORS

Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR

Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, NY 10020

CUSTODIAN

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

OFFICERS

Stefanie V. Chang

VICE PRESIDENT

James A. Gallo

VICE PRESIDENT

Harold J. Schaaff, Jr.

VICE PRESIDENT

Joseph P. Stadler

VICE PRESIDENT

Richard J. Shoch

VICE PRESIDENT

Mary E. Mullin

SECRETARY

Karl O. Hartmann

ASSISTANT SECRETARY

Belinda A. Brady

ASSISTANT SECRETARY

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.